Brean Murray, Carrett & Co. Global Resources & Infrastructure Conference June 14, 2010 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding general economic conditions and their impact on our businesses, and our ability to increase capacity utilization. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments.  Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•
the demand level of manufacturing and construction activity;
•
our ability to service our debt obligations; and
•
the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K.
Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
The Company presents adjusted income (loss) from operations, adjusted EBITDA, adjusted net loss, adjusted net loss per share, net debt and free cash flow as non-GAAP measures. Adjusted income (loss)
from operations represents income (loss) from operations excluding impairment, restructuring and debt extinguishment-related items. Adjusted EBITDA represents income (loss) before depreciation, amortization, debt-related transactions, interest income, income taxes, impairment and restructuring charges. The Company presents adjusted EBITDA because it is an important supplemental measure of performance, and management believes it is frequently used by securities analysts, investors and interested parties in the evaluation of financial performance. Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for analysis of the
Company's results as reported under accounting principles generally accepted in the United States
("GAAP"). Adjusted net loss and adjusted net loss per share exclude impairment and restructuring charges, gains and losses from the early settlement of interest rate swap contracts and the early extinguishment of debt.  These items are excluded because they are considered unusual and not indicative of recurring operations. Net debt, which is total debt less cash and cash equivalents, is used because management reviews net debt as part of its management of the Company’s overall liquidity, financial flexibility, capital structure and leverage.  Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s net debt as part of their assessment of the Company’s business.  Free cash flow, which represents cash flows from operating activities less capital expenditures, is presented as a measurement of cash flow because it is commonly used by the investment community.
A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com

Leading North American provider of water
infrastructure and flow control products in
attractive and growing water industry
One of the largest installed bases in the U.S.
Investment Highlights
Strong brands
Leading specification positions in 99 of
100 top U.S. metropolitan areas
Low-cost manufacturing processes
Track record of delivering industry-leading
margins

Repair and replacement of municipal water distribution and treatment systems
60%
New water distribution systems*
10%
Non-residential construction
30%

Our Business
• $1.4B LTM net sales (as of March 31, 2010)
• Portfolio includes:
• Fire hydrants
• Valves
• Pipe fittings
• Ductile iron pipe
• Water meters
• Specified in 99 of top 100 U.S. metropolitan areas
• Approximately 75% of FY2009 net sales from
products with #1 or #2 position
(1) Based on management estimates
* New water distribution systems driven primarily by community development
The largest publicly traded water infrastructure company in the United States
FY2009 Primary End Markets (1)

Mueller Water Products

Mueller Co.

US PIPE

ANVIL INTERNATIONAL
Building Connections That Last

Broad Product Portfolio
$587
$65
$50
$115
SEGMENT NET SALES
PRODUCT
PORTFOLIO
ADJUSTED OPERATING
INCOME (LOSS) (1)
$365
($55)
$18
($37)
$401
$20
$17
$37
Iron Gate
Valves
Butterfly, Ball
and Plug
Valves
Fittings &
Couplings
Cast Iron
Fittings
Hangers &
Supports
Gas Products /
Tapping
Machines
Pipe Nipples
Hydrants
DEPRECIATION AND
AMORTIZATION (2)
Est. 1857 Est. 1899 Est. 1999 (1850)
HISTORICAL ROOTS
EBITDA (1) (2)
($ in millions)
Restrained Joint
Pipe
Ductile Iron
Pipe
Joint Restraint          Joint Fitting
Note: All statistics are actuals for LTM ended March 31, 2010
(1) Segment operating income excludes corporate expenses of $31mm. Mueller Co. excludes $1mm of restructuring.  U.S. Pipe excludes $12mm of restructuring.  Anvil excludes $3mm of restructuring.
(2) Segment depreciation and amortization excludes corporate depreciation of $1mm.

Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Meter Valve, Meter Yoke, Water Meter
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Complete Water Transmission Solutions
As water flows from
its source to
treatment facilities to
homes and
businesses across
North America, it
flows through or is
controlled by the type
of products we
manufacture, making
Mueller Water
Products an integral
part of the water
infrastructure system.

Mueller Water Products

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY AND BALL VALVES	 BRASS WATER PRODUCTS	 DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

8 * Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Strategy And Objectives
• Maintain leadership positions with customers and end users
• Continue to enhance operational and organizational excellence
• Broaden breadth and depth of products and services
• Expand internationally
Capitalize on the large, attractive and growing water
infrastructure markets worldwide

Our End Markets

Primary End Markets
Non-Residential
Construction
$430mm
30%
Repair and Replacement
(Public)
$850mm
85%
Residential
Construction*
(Private)
$150mm
15%
FY2009 Net Sales: $1.4B
Water Infrastructure
$1B
70%
Source: Management estimates.
*
Residential is driven primarily by community development
“We are encouraged by the
evidence of recovery we are
seeing in certain of our end
markets, particularly in water
infrastructure.”
Mueller Water Products’ Second-Quarter
Conference Call, May 5, 2010

Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities

Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Aging Water Infrastructure
Average life of 100 year old and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.
(1) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Mueller Water Products

WEDNESDAY 04.29.2009

THE BALTIMORE SUN

baltimoresun.com

Downtown in disarray

As the city's aging infrastructure continues to crumble, workers toil around the clock to repair a water main break that emptied offices and has traffic snarled closures and restrictions

Aging Water Infrastructure
• An average of 700 water mains break daily
in U.S. (about one every two minutes)
(1)
• Los Angeles typically has up to five breaks
daily; 225 major breaks each year
(2)
• Baltimore water main break in March 2010
left 100,000 people without water
(3)
June 2010 sinkhole 20’ x 8’ and 10’ to 15’ deep caused
by leak in 6” pipe installed “probably in 1920s.”
Atlanta Journal-Constitution
(1) Saving U.S. Water and sewer systems would be costly , The New York Times, March 15, 2010
(2) More water main breaks become business as usual, Daily News, October 20, 2009
(3) Thousands in Baltimore County still without water, The Baltimore Sun, March 8, 2010

Drinking Water[1]
1988
B*
1998
D
2001
D
2005
D-
2009
D-
[1]American Society of Civil Engineers
*National Council on Public Works Improvements

Aging Water Infrastructure
America’s drinking water systems
face an annual shortfall of at
least $11 billion to replace aging
facilities that are near the end of
their useful lives and to comply
with existing and future federal
water regulations. This does not
account for growth in the demand
for drinking water over the next
20 years.
2009 Report Card for America’s Infrastructure
American Society of Civil Engineers

Future Drinking Water Infrastructure Expenditure Needs 2007-2026 (in billions)(1)
Storage $36.9
Treatment $75.1
Other $2.3
Source $19.8
Transmission and Distribution $200.8
Mueller Water Products' Area of Expertise

68.9%

$198
$335
$0
$100
$200
$300
$400
$500
As of January 1999 As of January 2007
The Market Opportunity Is Significant And Growing
Repair and Replacement Market
• Aging water pipes need to be rehabilitated / replaced
• Valves and hydrants typically replaced at same time as pipes
• 15% - 30% of treated potable water lost in leaky pipes (2)
Funding and Spending
• 90% funded at local level (3)
• 29% of water systems charge less than cost (4)
Water Rates
• Average annual rate increase between 1996 and 2006 of 4.1% (5)
• Average water rates increase 14% from 2008 to 2009 (6)
Source: (1) EPA 2007 Drinking Water Needs Survey and Assessment
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) Government Accountability Office 2004 report on water infrastructure
(5) Global Water Intelligence
(6) Global Water Intelligence
20-YR Need for Water Infrastructure = $335bn
Comparison of 20-Year U.S. Need for Water Infrastructure
Investments ($ in billions) (1)
Future Drinking Water Infrastructure Expenditure Needs
($ in billions) (1)

Long-term trends in consumer prices (CPI) for utilities [1913-2008]
Water and sewer
Local phone
Natural gas
ALL ITEMS (CPI)
Electricity
Telephone services (1997=100)
Beecher IPU-MSU

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities.
The index is set to 100 for 1982-1984 except for telephone services, where the index is set to 100 for 1997.

Funding 2010 Water Infrastructure Repair
Sources:
(1) Bureau of Labor Statistics
(2) AWWA State of the Industry Report 2009
Other
23%
Bonds
3%
Loans
46%
Operational Savings
24%
Rate
Increases 2%
Grants
1%
Sources of Funding
Water Infrastructure
Repair
(2)
Historical Water Rates
Compared to Other
Utilities
(1)

Increasing Federal Awareness of Funding Needs
• At least 30 cities under consent decrees
— Atlanta $4.0B
— Washington, D.C. $2.8B
— Baltimore City and county $1.7B
— Cincinnati $1.5B
• 1974/1996 Safe Drinking Water Act
• 1998 Disinfectants and Disinfection Byproducts
Rule
• 2011 proposed Federal budget
— Currently calls for $1.3B for drinking
water SRF
Stronger EPA regulations should lead to increased investment
In 2008, 40 percent of
the nation’s community
water systems violated
the Safe Drinking Water
Act at least once,
according to an
analysis of E.P.A. data.
The New York Times
(Sept. 2009)

Mueller Water Products

Units (thousands)
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Historical Housing Starts
Historical Housing Starts (1991 - Apr 2010)
Seasonally Adjusted Annualized
400
650
900
1,150
1,400
1,650
1,900
2,150
2,400
1991-2009 Average
1,515
Bottom of prior down
cycle (798,000)
April - Lowest Starts (479,000)
since Census Bureau began
keeping records in 1959
2010 Forecast = 650,000
12% increase over 2009

Update on End Markets - Residential Construction
Significant Economic Downturns
(1)
(1) Seasonally adjusted and annualized data from U.S. Census Bureau.  Housing starts in thousands.
Significant Downturns
Peak Trough Length of % Decline Length of Recovery Trough + 12 Months
Month Starts Month Starts Downturn From Peak To 1.6MM Starts Starts Increase
Feb-1959 1,667 Dec-1960 1,063 22 months (36.2%) 23 months 1,365 28.4%
Dec-1965 1,656 Oct-1966 843 10 months (49.1%) 25 months 1,491 76.9%
Jan-1969 1,769 Jan-1970 1,085 12 months (38.7%) 10 months 1,828 68.5%
Oct-1972 2,485 Feb-1975 904 28 months (63.6%) 19 months 1,538 70.1%
Apr-1978 2,197 Nov-1981 837 44 months (61.9%) 15 months 1,372 63.9%
Jan-1986 1,972 Jan-1991 798 61 months (59.5%) 38 months 1,176 47.4%
Jan-2006 2,273 Apr-2009 479 39 months (78.9%) TBD TBD TBD
Average 2,003 858 31 months (57.1%) 22 months 1,462 59.2%
Median 1,972 843 28 months (57.3%) 21 months 1,432 66.2%

Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-15%
-17%
-1%
12%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E
2011E
2012E

Source: Census Bureau, Zelman & Associates analysis

Average 3-Month Change in New Non-Residential Building Construction Projects Based on Square Footage
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%

Source: McGraw-Hill, Zelman & Associates analysis

Non-Residential Construction
Average 3-Month Change in Non-Residential
Construction
Data as of May, 2010
Non-Residential Construction Actual / Forecast

(1) Source: IHS Global Insight Construction Forecast for Office, Retail, Lodging,
Healthcare (both public and private), Educational, Religious and Government buildings.
The values used are in constant dollars

Business Update

Mueller Water Products

Mueller Co.
US PIPE
ANVIL INTERNATIONAL
Building Connections That Last
CAGR 02-09: 1.0%
CAGR 02-09: -2.5%
CAGR 02-09: 2.6%
CAGR 02-09: -4.9%
CAGR 02-09: 28.0%
Operating Margin

th
th
$509
$536
$618
$664
$804
$756
$718
$547
$492
$465
$551
$598 $595
$537
$546
$411
$393
$387
$431
$485
$535
$556
$595
$470
$0
$200
$400
$600
$800
$1,000
2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009
$107
$114
$142
$168
$222
$179
$153
$75
$4
$24
$33 $34
$2
$8
$14
$27
$45
$51
$59
$76
$45
$20
13.7%
0.7%
4.0%
5.5%
0.4%
2.0%
3.6%
6.3%
9.3%
9.5%
10.6%
12.8%
9.5%
21.3%
21.3%
23.7%
27.6%
21.0%
25.3%
23.0%
4.1%
6.3%
(1.9%)
(9.7%)
($50)
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009 2002 2003 2004 2005 2006 2007 2008 2009
(12.0%)
(5.0%)
2.0%
9.0%
16.0%
23.0%
30.0%
($9)
($40)
($ in millions)
(e) (e) (e) (c) (d) (d) (e) (e) (e) (e)
History Of Strong Financial Performance
(e)
(a) (a) (b)
(e)
NET SALES
OPERATING
INCOME
&
OPERATING
MARGIN
(a) Fiscal year end as of September 30   .
(b) Financials for 2002 and 2003 are calendar year while subsequent years are fiscal year ending September 30  .
(c) Excludes $6.5 mm of litigation settlement expenses in 2003.
(d) Excludes environmental-related insurance settlement benefits of $1.9 mm and $5.1 mm in 2004 and 2005, respectively.
(e) Excludes U.S. Pipe Chattanooga Closing Costs of $49.9 mm; Mueller Co. Inventory Step-Up costs of $53.5 mm and Anvil Inventory Step-up costs of $17.3 mm; U.S. Pipe Restructuring charges of $18.3 mm, Incremental amortization expense of $23.6 mm for Mueller Co. and $1.8 mm for Anvil in FY 2006; $24.0 mm for Mueller Co., $1.7 mm for Anvil, and $0.7 mm for U.S. Pipe in FY 2007; $24.1 mm for Mueller Co, $1.0 mm for U.S Pipe, and incremental amortization expense of $1.7 mm for Anvil in FY 2008; and $25.4 mm for Mueller Co, $0.9 mm for U.S Pipe, and $1.7 mm for Anvil in FY 2009; restructuring changes of $2.0 mm for Mueller Co, $41.6 mm for U.S. Pipe, and $4.0 mm for Anvil in 2009;
goodwill impairment charges of $818.7 mm for Mueller Co, $59.5 mm for U.S. Pipe, and $92.7 mm for Anvil in 2009.

Consolidated Non-GAAP Results
$ in millions (except per share amounts) 2010 2009
Net sales $301.8 $322.2
Adj. loss from operations ($12.4) ($5.1)
Adj. operating loss margin (4.1%) (1.6%)
Adj. EPS loss ($0.11) ($0.13)
Adj. EBITDA $9.0 $18.8
Adj. EBITDA margin 3.0% 5.8%
Second Quarter Fiscal
FY 2Q10 results exclude restructuring $10.5 million, $6.4 million net of tax, interest rate swap settlement costs ($0.7) million net of tax and loss on early extinguishment of debt $0.3 million, net of tax
FY 2Q09 results exclude restructuring $42.2 million, $25.5 million net of tax, and impairment $525.9 million net of tax
•
Results essentially as expected
•
Encouraged by increased bookings at Mueller Co. and U.S. Pipe and stabilization at Anvil
•
Capacity utilization increased in all three business segments and expected to increase further in 3Q10 leading to improved margins
•
Concerns about pipe price increases offsetting rising raw material costs
•
Dynamics that negatively impacted 1Q and 2Q are mostly behind us and we are expecting improved margins in water infrastructure businesses

Capital Structure
• Reduced debt by $854mm from
March 2006 through March 2010
($393mm in the last 12 months)
• $160mm of unused capacity under
the revolving credit facility at March
31, 2010
• Anticipate remaining in compliance
for next four reporting quarters
through March 31, 2011
(1)
Debt Maturity
($ in millions)
$10 $10
$47
$3
$210
$0 $0
$420
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
Free Cash Flow
($ in millions)
$37
$115
$94
$91
$30
$0
$20
$40
$60
$80
$100
$120
$140
FY2006 FY2007* FY2008 FY2009 1H2010
Total Debt
($ in millions)
$1,549
$1,127
$1,101
$1,096
$740
$695
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Mar-2006 FY2006 FY2007* FY2008 FY2009 Mar 2010
Notes: * FY 2007 excludes $48.1 million of cash costs related to debt restructuring activities.
(1)  As of May 30, 2010

Investment Highlights
•
Water industry has fundamentally strong long-term dynamics
•
Driven by new and upgraded infrastructure
•
Limited number of suppliers to end markets
•
Strong competitive position
•
Leading brand positions with large installed base
•
Leading municipal specification positions
•
Comprehensive distribution network
•
Low-cost manufacturing operations
•
Operating leverage when volumes improve
•
Growth opportunities
•
Organic growth
•
Strategic acquisitions

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended March 31, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 141.2 $       83.0 $         77.6 $         - $              301.8 $
Gross profit (loss) 32.2 $         (12.9) $        18.9 $         - $              38.2 $
Selling, general and administrative expenses 22.5 6.7 12.9 8.5 50.6
Restructuring - 10.4 0.1 - 10.5
Income (loss) from operations 9.7 $           (30.0) $        5.9 $           (8.5) $          (22.9)
Interest expense, net 14.8
Loss on early extinguishment of debt 0.5
Income tax benefit (14.5)
Net loss (23.7) $
Net loss per diluted share (0.15) $
Capital expenditures 3.4 $           1.3 $           1.1 $           0.1 $           5.9 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 9.7 $           (30.0) $        5.9 $           (8.5) $          (22.9) $
Restructuring - 10.4 0.1 - 10.5
Adjusted income (loss) from operations 9.7 (19.6) 6.0 (8.5) (12.4)
Depreciation and amortization 12.5 5.0 3.7 0.2 21.4
Adjusted EBITDA 22.2 $         (14.6) $        9.7 $           (8.3) $          9.0 $
Adjusted net loss:
Net loss (23.7) $
Interest rate swap settlement costs, net of tax (0.7)
Restructuring, net of tax 6.4
Loss on early extinguishment of debt, net of tax 0.3
Adjusted net loss (17.7) $
Adjusted net loss per diluted share (0.11) $
Free cash flow:
Net cash used in operating activities (15.8) $
Capital expenditures (5.9)
Free cash flow (21.7) $
Net debt (end of period):
Current portion of long-term debt 10.3 $
Long-term debt 684.6
Total debt 694.9
Less cash and cash equivalents (104.6)
Net debt 590.3 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Three months ended March 31, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 114.8 $       93.2 $         114.2 $       - $              322.2 $
Gross profit (loss) 22.3 $         (2.8) $          35.4 $         - $              54.9 $
Selling, general and administrative expenses 19.7 8.1 23.3 8.9 60.0
Impairment and restructuring 478.9 40.1 93.9 0.2 613.1
Loss from operations (476.3) $      (51.0) $        (81.8) $        (9.1) $          (618.2)
Interest expense, net 16.6
Income tax benefit (68.0)
Net loss (566.8) $
Net loss per diluted share (4.90) $
Capital expenditures 2.8 $           2.1 $           2.5 $           0.2 $           7.6 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (476.3) $      (51.0) $        (81.8) $        (9.1) $          (618.2) $
Impairment and restructuring 478.9 40.1 93.9 0.2 613.1
Adjusted income (loss) from operations 2.6 (10.9) 12.1 (8.9) (5.1)
Depreciation and amortization 13.2 6.2 4.4 0.1 23.9
Adjusted EBITDA 15.8 $         (4.7) $          16.5 $         (8.8) $          18.8 $
Adjusted net loss:
Net loss (566.8) $
Impairment and restructuring, net of tax 551.4
Adjusted net loss (15.4) $
Adjusted net loss per diluted share (0.13) $
Free cash flow:
Net cash provided by operating activities 15.7 $
Capital expenditures (7.6)
Free cash flow 8.1 $
Net debt (end of period):
Current portion of long-term debt 16.7 $
Long-term debt 1,071.0
Total debt 1,087.7
Less cash and cash equivalents (153.1)
Net debt 934.6 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Six months ended March 31, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 274.5 $       162.7 $       177.7 $       - $              614.9 $
Gross profit (loss) 69.1 $         (16.9) $        41.9 $         - $              94.1 $
Selling, general and administrative expenses 43.4 14.6 31.4 16.4 105.8
Restructuring 0.1 10.7 0.1 - 10.9
Loss from operations 25.6 $         (42.2) $        10.4 $         (16.4) $        (22.6)
Interest expense, net 31.6
Loss on early extinguishment of debt 0.5
Income tax benefit (20.3)
Net loss (34.4) $
Net loss per diluted share (0.22) $
Capital expenditures 7.1 $           5.3 $           2.1 $           0.1 $           14.6 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 25.6 $         (42.2) $        10.4 $         (16.4) $        (22.6) $
Restructuring 0.1 10.7 0.1 - 10.9
Adjusted income (loss) from operations 25.7 (31.5) 10.5 (16.4) (11.7)
Depreciation and amortization 24.9 9.4 7.6 0.3 42.2
Adjusted EBITDA 50.6 $         (22.1) $        18.1 $         (16.1) $        30.5 $
Adjusted net loss:
Net loss (34.4) $
Restructuring, net of tax 6.6
Interest rate settlement costs, net of tax (0.7)
Loss on early extinguishment of debt, net of tax 0.3
Adjusted net loss (28.2) $
Adjusted net loss per diluted share (0.18) $
Free cash flow:
Net cash provided by operating activities 44.3 $
Capital expenditures (14.6)
Free cash flow 29.7 $
Net debt (end of period):
Current portion of long-term debt 10.3 $
Long-term debt 684.6
Total debt 694.9
Less cash and cash equivalents (104.6)
Net debt 590.3 $

Segment Results and Reconciliation of Non-GAAP to GAAP
Performance Measures
(in millions, except per share amounts)
Six months ended March 31, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 234.4 $       208.9 $       246.6 $       - $              689.9 $
Gross profit (loss) 53.5 $         (0.3) $          76.7 $         - $              129.9 $
Selling, general and administrative expenses 42.4 17.1 43.3 19.5 122.3
Impairment and restructuring 819.4 99.4 93.9 0.2 1,012.9
Income (loss) from operations (808.3) $      (116.8) $      (60.5) $        (19.7) $        (1,005.3)
Interest expense, net 33.9
Gain on early extinguishment of debt (1.5)
Income tax benefit (70.9)
Net income (966.8) $
Net income per diluted share (8.37) $
Capital expenditures 6.1 $           5.5 $           5.7 $           0.3 $           17.6 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (808.3) $      (116.8) $      (60.5) $        (19.7) $        (1,005.3) $
Impairment and restructuring 819.4 99.4 93.9 0.2 1,012.9
Adjusted income (loss) from operations 11.1 (17.4) 33.4 (19.5) 7.6
Depreciation and amortization 25.5 12.3 8.6 0.3 46.7
Adjusted EBITDA 36.6 $         (5.1) $          42.0 $         (19.2) $        54.3 $
Adjusted net loss
Net loss (966.8) $
Impairment and restructuring, net of tax 951.3
Adjusted net loss (15.5) $
Adjusted net loss per diluted share (0.13) $
Free cash flow:
Net cash used in operating activities (2.2) $
Capital expenditures (17.6)
Free cash flow (19.8) $
Net debt (end of period):
Current portion of long-term debt 16.7 $
Long-term debt 1,071.0
Total debt 1,087.7
Less cash and cash equivalents (153.1)
Net debt 934.6 $

Segment Results And Reconciliation Of Non-GAAP To GAAP
Performance Measures
(in millions, except per share amounts)
Year ended September 30, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 547.1 $       410.9 $       469.9 $       - $              1,427.9 $
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9) $
Interest expense, net 78.3
Loss on early extinguishment of debt, net 3.8
Income tax benefit (86.3)
Net loss (996.7) $
Net loss per diluted share (8.55) $
Capital expenditures 16.2 $         11.2 $         11.9 $         0.4 $           39.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Loss from operations (770.6) $      (142.4) $      (53.4) $        (34.5) $        (1,000.9) $
Impairment 818.7 59.5 92.7 - 970.9
Restructuring 2.0 41.6 4.0 0.2 47.8
Adjusted income (loss) from operations 50.1 (41.3) 43.3 (34.3) 17.8
Depreciation and amortization 50.9 21.1 17.6 0.6 90.2
Adjusted EBITDA 101.0 $       (20.2) $        60.9 $         (33.7) $        108.0 $
Adjusted net loss:
Net loss (996.7) $
Impairment, net of tax 925.9
Restructuring, net of tax 29.0
Interest rate settlement costs, net of tax 3.8
Loss on early extinguishment of debt, net of tax 2.3
Adjusted net loss (35.7) $
Adjusted net loss per diluted share (0.31) $
Free cash flow:
Net cash used in operating activities 121.9 $
Capital expenditures (39.7)
Free cash flow 82.2 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 728.5
Total debt 740.2
Less cash and cash equivalents (61.5)
Net debt 678.7 $

Segment Results And Reconciliation Of Non-GAAP To GAAP
Performance Measures
(in millions, except per share amounts) Year ended September 30, 2008
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 718.1 $       546.0 $       595.2 $       - $              1,859.3 $
Income (loss) from operations 128.4 $       (17.4) $        74.1 $         (39.0) $        146.1 $
Interest expense, net 72.4
Income tax expense 31.7
Net income 42.0 $
Net income per diluted share 0.36 $
Capital expenditures 17.9 $         58.5 $         11.5 $         0.2 $           88.1 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 128.4 $       (17.4) $        74.1 $         (39.0) $        146.1 $
Restructuring charges - 18.3 - - 18.3
Adjusted income (loss) from operations 128.4 0.9 74.1 (39.0) 164.4
Depreciation and amortization 50.1 22.7 19.7 0.6 93.1
Adjusted EBITDA 178.5 $       23.6 $         93.8 $         (38.4) $        257.5 $
Adjusted net income:
Net income 42.0 $
Restructuring charges, net of tax 11.1
Adjusted net income 53.1 $
Adjusted net income per diluted share 0.46 $
Free cash flow:
Net cash provided by operating activities 182.0 $
Capital expenditures (88.1)
Free cash flow 93.9 $
Net debt (end of period):
Current portion of long-term debt 6.1 $
Long-term debt 1,090.6
Total debt 1,096.7
Less cash and cash equivalents (141.9)
Net debt 954.8 $

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